BB&T CAPITAL MARKETS 2009 MANUFACTURING AND MATERIALS CONFERENCE April 2, 2009 (r)

Forward-Looking Statements and Non-GAAP Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "continue," "anticipate," "estimate," "intend," "forecast," "may," "should," "could," "project," "outlook" and similar expressions identify forward-looking statements. These forward-looking statements are based on management's current expectations, estimates and projections and speak only as of the date of this presentation. Forward- looking statements are subject to known and unknown risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The factors that could affect future results and could cause these results to differ materially from those expressed in the forward-looking statements include, but are not limited to, those described under Item 1A, "Risk Factors" of the Company's Annual Report on Form 10- K for the year ended July 26, 2008, and other risks outlined in the Company's periodic filings with the Securities and Exchange Commission ("SEC"). Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. This presentation includes certain "non-GAAP" financial measures as defined by SEC rules. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included at the end of this presentation.

Dycom Industries Introduction Leading provider of specialty contracting services principally to telephone and cable companies Telecommunications industry dynamics driving growth potential Major participant in a large, but fragmented industry, which offers acquisition opportunities Significant portion of revenues from multi-year Master Service Agreements Experienced management team operating through a decentralized, customer-focused organizational structure Strong cash flows and liquidity

Revenue Mix Quarter Ended January 24, 2009 - $245.5 million Telecommunications Underground Facility Locating Electric Utilities and Other Construction and Maintenance Q2 2009 Telecommunications 0.779 Underground Facility Locating 0.162 Electric Utilities and Other Customers 0.059

Providing End-To-End Services Engineering Underground Facility Locating Outside Plant & Equipment Installation Premise Equipment Installation

Headquartered in Palm Beach Gardens, Florida Second quarter fiscal 2009 revenues of $245.5 million Strong financial profile Cash and equivalents over $74 million at January 24, 2009 Shareholders' equity $377.2 million at January 24, 2009 Operating Cash Flow of approximately $104 million for fiscal year 2008 and $75.2 million during the first six months of fiscal 2009 New $195.0 million three-year Committed Bank Facility in September 2008 - $143.2 million available as of January 24, 2009 Nationwide footprint Operates in 48 states and to a limited extent in Canada 30 operating subsidiaries and hundreds of field offices Over 9,400 employees Listed on the NYSE under the ticker: DY Dycom Industries At a Glance Dycom is a leading telecommunications infrastructure provider in the United States

Strong subsidiaries, broad national footprint Subsidiaries Cable Connectors UtiliQuest Dycom's Nationwide Presence LAMBERTS Dycom Operating Overview

Industry Developments... Telephone/cable industry convergence - a reality Competition for customers drives growth Network bandwidth expansion - an imperative Telephone companies expanding network capacity Cable responding to match capabilities and facilitate new products such as VOIP, HDTV, and wideband Product bundles - key to telephone/cable success Decrease churn Provide revenue growth opportunities to offset market share erosion Differentiate service from satellite video providers

....And Opportunities Increased capital spending Telephone company deployments of Fiber (FTTx) Cable company bandwidth expansion to 860 mhz. and 1 ghz. Customer premise equipment deployments Renewed focus on network reliability and availability as subscribers demand better service levels Continued outsourcing as time to market and installation quality crucial for new product launches

Telecom Capital Spending Capex Commentary Continued capital spending in wireline reflects burgeoning demand for voice, data and video transmission RBOCs will continue to constitute the vast majority of U.S. fixed line investment More than half of the RBOCs' capital budgets are expected to be from fiber initiatives Carriers are shifting capital spending to address growth needs and increased competition from cable companies ". . .We will continue to expand FiOS triple-play availability as we further expand existing markets and enter new urban markets later this year." "FiOS remains at the center of our consumer strategy as our broadband and video services continue to drive consumer revenue growth." Doreen Toben, Verizon - EVP & CFO January 2009

Cable Capital Spending Capex Commentary Spending outlook opportunities on bandwidth reclamation Continued capital expenditures on VOIP and HDTV product offerings Ongoing plant and network enhancements are critical as cable operators continue to offer services that require greater reliability Network capacity and reliability increasingly crucial as cable companies compete with traditional telecom firms "As we expand this all-digital initiative, DOCSIS 3.0 and other bandwidth reclamation, by 2009 and into 2010, we will recapture much of our analog bandwidth. And at that point, we are then able to offer customers even more innovation with high def channels, more On Demand with Project Infinity, more foreign language programming and even faster Internet speeds as products continue to evolve that our customers want." Brian Roberts, Comcast - Chairman and CEO February 2009

"Dig Safe" laws in all 50 states require owners of underground utilities to identify and mark their facilities prior to excavation Regulate telephone, cable, power, gas, water & sewer utilities Seek to minimize network outages, protect job-site workers, and safeguard the general public Locates often required as a condition for permit issuance Generally outsourced by telecom companies and cable operators Work generated by excavators via "800 number" call centers High volume, as survey must be completed within 48-72 hours Regulatory backdrop promotes predictable, stable workflow Driven by regional macro-economic factors Underground Facility Locating Services

Dycom's Competitive Advantages Established customer relationships and reputation Broad geographic coverage Scale to satisfy customer time and service requirements Responsive, local decentralized business units Access to capital Senior management operating expertise

Dycom employs a deliberate and methodical growth strategy Growth Strategy As Opportunities Expand Build and maintain long-term customer relationships at the local level Position business to capture both recurring maintenance and new capital spending Empower subsidiary management Build relationships with customer contracting decision makers Utilize detailed knowledge of local pricing dynamics Leverage subcontractors and local trade relationships Deliberately select attractive customers with profitable business Focus on higher quality, long-term telecommunications industry leaders Selectively screen potential acquisitions Healthy players that bring long-term, established customer relationships Complement existing Dycom customer footprint Position Company for significant customer capital or maintenance spending

AT&T 48359 Comcast Corporation Total 37745 Verizon 36332 Time Warner 20225 Embarq Total 14459 Charter Communications 11501 Windstream 8788 Qwest 4739 Williams 4400 Cablevision 4815 All Other 54158 Blue-chip, predominantly investment grade clients comprise the vast majority of revenue Other Comcast Charter Cablevision Windstream AT&T EMBARQ Well Established Customers Fiscal Quarter Ended January 24, 2009 Customer Revenue Breakdown Qwest Verizon Time Warner Cable Williams

Other Top 5 1999 200.4 295.6 2000 272.4 496 2001 318.6 488 2002 235.7 367 2003 222.9 429 2004 272.6 569.7 2005 309.5 644.4 2006 362.5 632.5 2007 418.7 719.1 2008 442.7 787.2 AT&T Comcast EMBARQ Verizon Qwest Adelphia Charter Comm Time Warner Cable 1999 186 148 29 19 0 0 0 7 2000 153 183 43 22 52 2 26 2 2001 171 165 43 28 57 29 51 1 2002 108 116 27 12 31 74 38 2 2003 79 204 48 3 34 29 21 3 2004 135 249 88 32 53 45 29 4 2005 173 111 74 248 38 16 35 7 2006 227 86 81 190 32 23 49 14 2007 219 132 79 204 33 0 50 85 2008 232 146 75 226 39 0 65 108 Customer Rotation Key long-term relationships help Dycom manage the cyclical nature of telecom and cable capex spending Revenue ($ in millions) $958 $842 $588 $579 $784 $760 $496 Top 5 Customers Other 60% 40% 65% 35% 61% 39% 61% 68% 32% 67% 33% 64% 36% $995 37% 63% $1,138 34% 66% For comparison purposes, when customers have been combined through acquisition or merger, their revenues have been combined for all periods. 39% 64% 36% $1,230

Revenue - Second quarter ended January 24, 2009 Dycom's revenue stream is primarily generated by long-term contractual agreements Master Service Agreements (MSA's) Multi-year, multi-million dollar arrangements covering thousands of individual work orders Generally exclusive requirement contracts Long-term contracts relate to specific projects with terms in excess of one year from the contract date Short-term contracts relate to spot requirements Significant majority of contracts are based on units of delivery Q2 2009 Master Service Agreements 0.698 Long-term Contracts 0.158 Short-term Contracts 0.144 Master Service Agreements Long-term contracts Short-term contracts

Senior Management Operating Overview Seasoned management team with over 60 years for the Company and extensive industry specific experience

Financial Summary

Centralize activities which yield synergistic benefits Treasury Tax Risk management Capital asset procurement Information technology resources Decentralize financial operations to provide solid support and flexibility at operating unit level Maintain financial resources to support internal growth and acquisition opportunities Financial Overview

Fiscal Year Results - Revenue and Earnings Note: Organic growth rate for 2008 excludes revenue from businesses acquired during fiscal 2007 -See "Regulation G Disclosure" slides for a reconciliation of non- GAAP financial measures. (1) The amounts for EBITDA - Adjusted and Income from continuing operations -non-GAAP are non-GAAP financial measures adjusted to exclude goodwill impairment charges and other adjusting items. See "Regulation G Disclosure" slides for a reconciliation of non-GAAP financial measures. Annual growth in revenue experienced over last five years 6.5% organic revenue growth in fiscal 2008 Fiscal 2008 EBITDA - Adjusted and Income from Continuing Operations - Non-GAAP impacted by high fuel costs and challenging economic conditions Interest expense on $150 million Senior Subordinated Notes began in fiscal 2006

Quarterly Results - Revenue and Earnings (1) The amounts for EBITDA - Adjusted and Income (loss) from continuing operations -non-GAAP are non-GAAP financial measures adjusted to exclude goodwill impairment charges and other adjusting items. See "Regulation G Disclosure" slides for a reconciliation of non-GAAP financial measures. Seasonal revenue pattern driven by weather and available work 13.8% revenue decline in Q2 fiscal 2009 reflecting declines in customer spending in current economic environment and challenging weather conditions Q2-09 EBITDA - Adjusted and Income from Continuing Operations - Non GAAP in line with lower revenue during the period

Fiscal Year Results - Cash Flow and Liquidity (1) Capital expenditures net of proceeds from the sale of assets (2) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are non-GAAP financial measures adjusted to exclude goodwill impairment charges and other adjusting items. See "Regulation G Disclosure" slides for a reconciliation of non-GAAP financial measures. Cash flow from operations over $100 million in recent years Ample cash flows to support capital expenditures and fund growth during the period Long term financing in place as of January 24, 2009 $145 million Senior Subordinated Notes - due Oct 2015 $195 million Revolving Credit Facility - due Sept. 2011 - no borrowings outstanding 1.0x ratio of Net Debt to EBITDA- Adjusted in fiscal 2008

Quarterly Results - Cash Flow and Liquidity (1) Capital expenditures net of proceeds from the sale of assets (2) The amounts for EBITDA - Adjusted and Net Debt used in the calculations herein are non-GAAP financial measures adjusted to exclude goodwill impairment charges and other adjusting items. See "Regulation G Disclosure" slides for a reconciliation of non-GAAP financial measures. Cash flow from operations over $71 million in Q2-2009 Reduced capital expenditures based on current and anticipated work level Net debt declined in Q2-09 based on significant cash flows from operations and de-leveraging Ample liquidity as of January 2009 $74 million cash and equivalents $143 million availability on Revolving Credit Facility

Regulation G Disclosure

Regulation G Disclosure

BB&T CAPITAL MARKETS 2009 MANUFACTURING AND MATERIALS CONFERENCE April 2, 2009 (r)